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EXHIBIT INDEX

8(a) Form of Custodian Agreement between Strategist World Fund,
Inc., on behalf of Strategist World Growth Fund and Strategist
World Income Fund and American Express Trust Company.

8(b) Form of Custodian Agreement between Strategist World Fund,
Inc., on behalf of Strategist Emerging Markets and Strategist World Technologies Fund, an American Express Trust Company.

8(c) Form of Addendum to the Custodian Agreement between Strategist World Fund, Inc., on behalf of Strategist World Growth Fund and
Strategist World Income Fund, American Express Trust Company and
American Express Financial Corporation.

9(b) Form of Transfer Agency Agreement between Strategist World
Fund, Inc., on behalf of Strategist Emerging Markets and Strategist World Technologies and American Express Financial Corporation.

9(d) Form of Administrative Services Agreement between Strategist
World Fund, Inc., on behalf of Strategist Emerging Markets and
Strategist World Technologies and American Express Financial
Corporation.

9(e) Form of Agreement and Declaration of Unitholders between IDS
Global Series, Inc., on behalf of IDS Global Bond Fund and
Strategist World Fund, Inc., on behalf of Strategist World Income
Fund.

9(f) Form of Agreement and Declaration of Unitholders between IDS
Global Series, Inc., on behalf of IDS Global Growth Fund and
Strategist World Fund, Inc., on behalf of Strategist World Growth
Fund.

9(g) Form of Agreement and Declaration of Unitholders between IDS
Global Series, Inc., on behalf of IDS Emerging Markets Fund and
Strategist World Fund, Inc., on behalf of Strategist Emerging
Markets Fund.

9(h) Form of Agreement and Declaration of Unitholders between IDS
Global Series, Inc., on behalf of IDS Innovations Fund and
Strategist World Fund, Inc., on behalf of Strategist World
Technologies Fund.

10. An opinion and consent of counsel is filed electronically herewith.

15(b) Form of Plan and Agreement of Distribution between Strategist World Fund, Inc., on behalf of Strategist Emerging Markets Fund and Strategist World Technologies Fund, and American Express Service
Corporation.